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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) -- March 15, 1995
            (Exact name of registrant as specified in its charter)




                          MARTIN MARIETTA CORPORATION
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

   Maryland                     1-11810                      52-1801551
- -----------------             -----------                ------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)



6801 Rockledge Drive        Bethesda, Maryland                 20817
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(Address of principal executive offices)                     (Zip Code)


                                (301) 897-6000
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             (Registrant's telephone number, including area code)


                                Not Applicable
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            (Former name or address, if changed since last report)


The exhibit index as required by item 601(a) of Regulation S-K is included on page 4 of this report. This report includes 5 pages.


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                                    1 of 5
                                   ---  ---
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

     Lockheed Corporation ("Lockheed), Martin Marietta Corporation ("Martin Marietta") and Lockheed Martin Corporation ("Lockheed Martin") entered into an Agreement and Plan of Reorganization, dated as of August 29, 1994, as amended as of February 7, 1995, the ("Reorganization Agreement"). The Reorganization Agreement provided for, among other things, (a) the merger of Atlantic Sub, Inc., a Maryland Corporation and wholly owned subsidiary of Lockheed Martin ("Atlantic Sub") with and into Martin Marietta (the "Atlantic Sub Merger") pursuant to a Plan and Agreement of Merger, dated as of August 29, 1994 (the "Atlantic Sub Merger Agreement") among Martin Marietta, Atlantic Sub and Lockheed Martin, and (b) the merger of Pacific Sub, Inc., a Delaware corporation and wholly owned subsidiary of Lockheed Martin ("Pacific Sub"), with and into Lockheed pursuant to a Plan and Agreement of Merger, dated as of August 29, 1994 (the "Pacific Sub Merger Agreement"), among Lockheed, Pacific Sub and Lockheed Martin (the "Pacific Sub Merger" and together with the Atlantic Sub Merger, the "Mergers").

     The Reorganization Agreement and the related Atlantic Sub Merger Agreement and Pacific Sub Merger Agreement contemplated the combination of the businesses of Lockheed and Martin Marietta under a holding company, Lockheed Martin (the "Combination"). Special meetings of the stockholders of Lockheed and Martin Marietta at which the stockholders were asked, pursuant to a Joint Proxy Statement/Prospectus contained within Lockheed Martin's Form S-4 Registration Statement (No. 33-57645) filed with the Securities and Exchange Commission on February 9, 1995, to consider and vote upon, among other things, the Combination were held on March 15, 1995. The stockholders of each of Lockheed and Martin Marietta approved the Combination at their respective meetings.

     Following receipt of these approvals, Articles of Merger relating to the Atlantic Sub Merger were filed with the Department of Assessments and Taxation of the State of Maryland and a Certificate of Merger relating to the Pacific Sub Merger was filed with the Secretary of State of the State of Delaware. These filings were accepted and the Mergers became effective on March 15, 1995 with the result that each of Lockheed and Martin Marietta became, as of March 15, 1995, wholly owned subsidiaries of Lockheed Martin. The Combination was structured as a "merger of equals" and did not involve the sale of either Lockheed or Martin Marietta. No consideration was paid by either Lockheed or Martin Marietta to the other, consequently there was no source of funds.


Page 2 of 5
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     Upon consummation of the Atlantic Sub Merger, (i) each outstanding share of
Martin Marietta common stock was converted into the right to receive one share of Lockheed Martin common stock, (ii) each outstanding share of Martin Marietta Series A Preferred Stock was converted into the right to receive one share of Lockheed Martin Series A Preferred Stock and (iii) any outstanding shares of Martin Marietta common stock owned by Lockheed or any subsidiary of Lockheed were cancelled and no longer exist. Upon consummation of the Pacific Sub Merger,
(i) each outstanding share of Lockheed common stock was converted into the right to receive 1.63 shares of Lockheed Martin common stock and (ii) any outstanding shares of Lockheed common stock owned by Martin Marietta or any subsidiary of Martin Marietta or held by Lockheed in its treasury were cancelled and no longer exist. Fractional shares of Lockheed Martin common stock will not be issued in connection with the Pacific Sub merger. Holders of Lockheed common stock otherwise entitled to a fractional share will be paid an amount in cash equal to the same fraction of the fair market value of a whole share of Lockheed Martin common stock, determined as set forth in the Reorganization Agreement. The exchange ratios were determined through arm's-length negotiation between Lockheed and Martin Marietta.

     Lockheed Martin common stock is listed on the New York Stock Exchange, Inc. ("NYSE") and trades under the symbol "LMT". In conjunction with the consummation of the Combination, Martin Marietta delisted its 7% debentures due 2011 which had previously been listed on the NYSE.

     The businesses of Lockheed Martin, through its wholly owned subsidiaries Lockheed and Martin Marietta and their respective subsidiaries, initially consists of the businesses conducted by Lockheed and Martin Marietta and their respective subsidiaries immediately prior to the consummation of the Combination. In this regard, Lockheed Martin intends to continue to devote the assets associated with these businesses to generally the same purposes as these assets were employed prior to the Combination.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     A.  FINANCIAL STATEMENTS
         --------------------

     None. The financial information otherwise required to be included with this Form 8-K is included in the following filings previously made by Lockheed, Martin Marietta and Lockheed Martin with the Securities and Exchange Commission:

(1) Lockheed Martin Corporation's Registration Statement on Form S-4 (No. 33-57645) filed with the Securities and Exchange Commission on February 9, 1995;


Page 3 of 5
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(2)  Martin Marietta Corporation's Current Report on Form 8-K filed with the
Securities and Exchange Commission on February 17, 1995;

(3) Lockheed Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 1995; and

(4) Lockheed Martin Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 1995.


     B.  EXHIBITS
         --------

     2.- Agreement and Plan of Reorganization, dated as of August 29, 1994, among Lockheed Martin Corporation, Martin Marietta Corporation and Lockheed Corporation, as amended as of February 7, 1995 (attached as Appendix I to the Joint Proxy Statement/Prospectus included as part of Lockheed Martin Corporation's Registration Statement on Form S-4
         (Reg. No. 33-57645) and incorporated herein by reference)


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MARTIN MARIETTA CORPORATION

                                          /s/ Stephen M. Piper
                                          ---------------------------
                                          Stephen M. Piper
                                          Assistant General Counsel

Date:  March 23, 1995



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